FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E0534042006-9
Secretary of State State Of Nevada	Filing Number 20233012303
	Filed On 03/08/2023 11:24:22 AM
	Number of Pages 10

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information

Name of entity as on file with the Nevada Secretary of State :
VIRATECH CORP.

Entity or Nevada Business Identification Number (NVID) : **NV20061153665**

2. Restated or Amended and Restated Articles (Select one): (If amending and restating only, complete section 1, 2 and 6.)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles
- ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
  The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
- ☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of amendment filing being completed: (Select only one box): (If amending, complete section 1,3,5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:
(Check only one box) ☐ incorporators ☐ board of directors
The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

☐ Officer"s Statement (foreign qualified entities only) -
Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:
- ☐ The entity name has been amended.
- ☐ The purpose of the entity has been amended.
- ☐ The authorized shares have been amended.
- ☐ Other: (specify changes)
- ☐ Dissolution
- ☐ Merger
- ☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective date and Time: (Optional)	Date: **03/08/2023** Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☑ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☑ Articles have been added. ☐ Articles have been deleted ☐ Other. The articles have been amended as follows: (provide article numbers, if available) **Articles Added: see submitted amended articles** (attach additional page(s) if necessary)
6. Signature: (Required)	X **Charan Deep Gopishetty** — Signature of Officer, Incorporator or Authorized Signer **Officer** — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Filed in the Office of	Business Number E0534042006-9
	Filing Number 20233012303
Secretary of State State Of Nevada	Filed On 03/08/2023 11:24:22 AM
	Number of Pages 10

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

VIRATECH CORP.

Viratech Corp., a company incorporated under the laws of the state of Nevada on July 18, 2006, hereby amends and restates its Articles of Incorporation, to embody in one document its original articles and the subsequent amendments thereto, pursuant to Section 78.207, Section 78.390, and Section 78.403 of the Nevada Revised Statutes.

A. The original Articles of Incorporation of the Corporation were filed with the Nevada Secretary of State on July 18, 2006, pursuant to Nevada Revised Statutes ("NRS") Chapter 78.

B. Thereafter, from August 28, 2006, to August 16, 2012, there were a total of eight (8) Certificates of Amendment filed with the Nevada Secretary of State amending the Corporation's Articles of Incorporation.

C. Presently, the Corporation is authorized to issue 2,000,000,000 shares of its common stock (the "Common Stock"), par value $0.0001, and 20,000,000 shares of preferred stock (the "Preferred Stock"), par value $0.0001. Of the Preferred Stock, the Corporation has designated 2,000,000 shares as Series A Preferred Stock ("Series A Preferred Stock"), par value $0.0001, and 7,000,000 shares as Series B Preferred Stock ("Series B Preferred Stock"), par value $0.0001.

C. The following Amended and Restated Articles of Incorporation have been duly adopted in accordance with the provisions of the NRS by the Board of Directors and shareholders of the Corporation.

D. The Corporation's existing Articles of Incorporation, as amended, are hereby amended and restated in their entirety to read as follows:

ARTICLE I – NAME

1.1 Name. The name of the corporation is **Viratech Corp.**

ARTICLE II – DURATION

2.1 Duration. The Corporation shall continue in existence perpetually unless sooner dissolved according to law.

ARTICLE III – PURPOSE; REGISTERED AGENT

3.1 Purpose. The purpose for which the Corporation is organized is to engage in any lawful activity within or outside of the State of Nevada.

3.2 Corporate Offices. The Corporation may also maintain offices at such other places within or outside of the State of Nevada as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and shareholders may be held outside the State of Nevada with the same effect as if held in the State of Nevada.

3.3 Registered Agent. The address, including street, number, city, and county, of the registered office of the Corporation in the State of Nevada is 429 W. Plumb Lane, Reno, Nevada, USA, and the name of the registered agent of the Corporation in the State of Nevada at such address is FRED V. SCHIEMANN. The Corporation hereby designates FRED V. SCHIEMANN to accept service of process within the State of Nevada on behalf of the Corporation.

ARTICLE IV – BOARD OF DIRECTORS

4.1 Board of Directors. The Board of Directors of the Corporation shall consist of such number of persons, not less than one, as shall be determined in accordance with the bylaws from time to time.

ARTICLE V - CAPITAL STOCK

5.1 Authorized Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is Three Billion (3,000,000,000) shares, consisting of (a) Two Billion Five Hundred Million (2,500,000,000) shares of Common Stock, par value $0.0001 per share (the "Common Stock") and (b) Five Hundred Million (500,000,000) shares of preferred stock, par value $0.0001 per share (the "Preferred Stock"), issuable in one or more Series as hereinafter provided. A description of the classes of shares and a statement of the relative rights, voting power, and preferences granted to, and restrictions imposed upon the shares of each Series are as follows:

5.2 Common Stock. Each share of Common Stock shall have, for all purposes, one (1) vote per share. Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available, therefore. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

5.3 Preferred Stock. The Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, by resolution adopted and filed in accordance with law, to provide for the issue of such series of shares of Preferred Stock. Each series of shares of Preferred Stock:

(a) may have such voting powers, full or limited, or may be without voting powers;

(b) may be subject to redemption at such time or times and at such prices as determined by the Board of Directors;

(c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

(e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation or such other corporation or other entity at such price or prices or at such rates of exchange and with such adjustments;

(f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation; and

(h) may have such other relative, participating, optional or other special rights, qualifications, limitations, or restrictions thereof, in each case as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock. Shares of Preferred Stock of any series that have been redeemed or repurchased by the Corporation (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms shall be retired and have the status of authorized and unissued shares of Preferred Stock of the same Series And may be reissued as a part of the series of which they were originally a part or may, upon the filing of an appropriate certificate with the Secretary of State of the State of Nevada be reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock.

5.4 Series A Preferred Shares. The total number of shares of Series A Preferred Shares this Corporation is authorized to issue is Ten Million (10,000,000), with a stated par value of $0.0001 per share. The

designations, powers, preferences, rights, and restrictions granted or imposed upon the Series A Preferred Shares and holders thereof are as follows:

5.4.1 Liquidation Preference.

(a) Priority. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any Distribution of any of the assets of the Company to the holders of any Junior Stock by reason of their ownership of such stock an amount per share for each share of Series A Preferred Stock held by them equal to the sum of the Liquidation Preference. If upon the liquidation, dissolution, or winding up of the Company, the assets of the Company legally available for distribution to the holders of the Series A Preferred Stock are insufficient to permit the payment to such holders of the full amounts specified in this Section then the entire remaining assets of the Company legally available for distribution shall be distributed with equal priority and pro rata among the holders of the Series A Preferred Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section.

(b) Remaining Assets. After the payment to the holders of Series A Preferred Stock of the full preferential amounts specified above, the entire remaining assets of the Company legally available for distribution by the Company shall be distributed with equal priority and pro rata among the holders of the Junior Stock in proportion to the number of shares of Junior Stock, and the terms of such Junior stock, held by them.

(c) Valuation of Non-Cash Consideration. If any assets of the Company distributed to shareholders in connection with any liquidation, dissolution, or winding up of the Company are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors. In the event of a merger or other acquisition of the Company by another entity, the Distribution date shall be deemed to be the date such transaction closes.

5.4.2 Conversion Ratio. The "Conversion Ratio" per share of the Series A Preferred Stock in connection with any Conversion shall be at a ratio of 1:50, meaning every (1) one Series A Preferred Share shall convert into 50 shares of Common Stock of the Company (the "Conversion"). Holders of Series A Preferred Shares shall have the right, exercisable at any time and from time to time (unless otherwise prohibited by law, rule, or regulation), to convert any or all their shares of the Series A Preferred Shares into Common Stock at the Conversion Ratio.

(a) Taxes. The Company shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon conversion in a name other than that in which the shares of the Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid. The Company shall withhold from any payment due whatsoever in connection with the Series A Preferred Stock any and all required withholdings and/or taxes the Company, in its sole discretion deems reasonable or necessary, absent an opinion from holder's accountant or legal counsel, acceptable to the Company in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Company.

(b) Fractional Shares. If any Conversion of Series A Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series A Preferred Stock being converted pursuant to each Conversion), such fractional share shall be rounded up to the nearest whole share and the holder shall be entitled to receive, in lieu of the final fraction of a share, one additional whole share of Common Stock.

(c) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Company will within a reasonable time period make a good faith effort to take such corporate action as may, in

the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(d) Effect of Conversion. On any conversion date, all rights of any holder with respect to the shares of the Series A Preferred Stock so converted, including the rights, if any, to receive distributions of the Company's assets (including, but not limited to, the Liquidation Preference) or notices from the Company, will terminate, except only for the rights of any such holder to receive certificates (if applicable) for the number of shares of Common Stock into which such shares of the Series A Preferred Stock have been converted.

5.4.3 Voting. The holder of each share of Series A Preferred Stock shall have such number of votes as is determined by multiplying (a) the number of shares of Series A Preferred Stock held by such holder; and (b) by 500. Such voting calculation is hereby authorized by the Company and the Company acknowledges such calculation may result in the total number of possible votes cast by the Series A Holders and all other classes of the Company's common stock in any given voting matter exceeding the total aggregate number of shares which this Company shall have authority to issue. With respect to any shareholder vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the Bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. The holders of Series A Preferred Stock shall vote together with all other classes and series of common and preferred stock of the Company as a single class on all actions to be taken by the Common Stock shareholders of the Company, except to the extent that voting as a separate class or series is required by law. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

5.4.4 Redemption. The Series A Preferred Stock shall have no redemption rights.

5.4.5 Protective Provisions. In addition to any other rights provided by law, at any time any shares of Series A Preferred Stock are outstanding, as a legal party in interest, the Company, through action directly initiated by the Company's Board of Directors or indirectly initiated by the Company's Board of Directors through judicial action or process, including any action by the shareholders of the Company's Common Stock, shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, take any of the following actions without first obtaining the affirmative written consent of 100% of the Series A holders:

(a) Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series A Preferred Stock;

(b) Effect an exchange, reclassification, or cancellation of all or a part of the Series A Preferred Stock, but excluding a stock split or reverse stock split of the Company's Common Stock or Preferred Stock;

(c) Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series A Preferred Stock;

(d) Alter or change the rights, preferences, or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares of such series, including the rights set forth herein;

(e) Amend, alter, or repeal any provision of the Articles of Incorporation or Bylaws of the Company; or,

(f) Designate any new class of preferred stock, nor sell or issue in any way, shape or form, any additional shares of preferred stock other than shares in those classes of preferred stock already so designated as of the date hereof, including but not limited to, any shares of preferred stock which are, as of the date hereof authorized but of which no shares are issued or outstanding.

For clarification, issuances of additional authorized shares of Series A Preferred under the terms herein shall not require the authorization or approval of the existing shareholders of any other class of preferred Stock.

5.5 Series B Preferred Shares. The total number of shares of Series B Preferred Shares this Corporation is authorized to issue is Ten Million (10,000,000), with a stated par value of $0.0001 per share. The designations, powers, preferences, rights, and restrictions granted or imposed upon the Series B Preferred Shares and holders thereof are as follows:

5.5.1 Liquidation Preference.

(a) Priority. The Series B Preferred Stock shall rank junior to the Series A Preferred Stock with respect to the payment of dividends, the distribution of assets upon liquidation, dissolution, or winding up.

(b) Remaining Assets. After the payment to the holders of Series B Preferred Stock of the full preferential amounts specified above, the entire remaining assets of the Company legally available for distribution by the Company shall be distributed with equal priority and pro rata among the holders of the Junior Stock in proportion to the number of shares of Junior Stock, and the terms of such Junior stock, held by them.

(c) Valuation of Non-Cash Consideration. If any assets of the Company distributed to shareholders in connection with any liquidation, dissolution, or winding up of the Company are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors. In the event of a merger or other acquisition of the Company by another entity, the Distribution date shall be deemed to be the date such transaction closes.

5.5.2 Conversion Ratio. The "Conversion Ratio" per share of the Series B Preferred Stock in connection with any Conversion shall be at a ratio of 1:25, meaning every (1) one Series B Preferred Share shall convert into 25 shares of Common Stock of the Company (the "Conversion"). Holders of Series B Preferred Shares shall have the right, exercisable at any time and from time to time (unless otherwise prohibited by law, rule, or regulation), to convert any or all their shares of the Series B Preferred Shares into Common Stock at the Conversion Ratio.

(a) Taxes. The Company shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon conversion in a name other than that in which the shares of the Series B Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid. The Company shall withhold from any payment due whatsoever in connection with the Series B Preferred Stock any and all required withholdings and/or taxes the Company, in its sole discretion deems reasonable or necessary, absent an opinion from holder's accountant or legal counsel, acceptable to the Company in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Company.

(b) Fractional Shares. If any Conversion of Series B Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series B Preferred Stock being converted pursuant to each Conversion), such fractional share shall be rounded up to the nearest whole share and the holder shall be entitled to receive, in lieu of the final fraction of a share, one additional whole share of Common Stock.

(c) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the Company will within a reasonable time period make a good faith effort to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(d) Effect of Conversion. On any conversion date, all rights of any holder with respect to the shares of the Series B Preferred Stock so converted, including the rights, if any, to receive distributions of the Company's assets (including, but not limited to, the Liquidation Preference) or notices from the Company, will terminate, except only for the rights of any such holder to receive certificates (if applicable) for the number of shares of Common Stock into which such shares of the Series B Preferred Stock have been converted.

5.5.3 Voting. The holder of each share of Series B Preferred Stock shall have such number of votes as is determined by multiplying (a) the number of shares of Series B Preferred Stock held by such holder; and (b) by 50. Such voting calculation is hereby authorized by the Company and the Company acknowledges such calculation may result in the total number of possible votes cast by the Series B Holders and all other classes of the Company's common stock in any given voting matter exceeding the total aggregate number of shares which this Company shall have authority to issue. With respect to any shareholder vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the Bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. The holders of Series B Preferred Stock shall vote together with all other classes and series of common and preferred stock of the Company as a single class on all actions to be taken by the Common Stock shareholders of the Company, except to the extent that voting as a separate class or series is required by law. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series B Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

5.5.4 Redemption. The Series B Preferred Stock shall have no redemption rights.

5.5.5 Protective Provisions. In addition to any other rights provided by law, at any time any shares of Series B Preferred Stock are outstanding, as a legal party in interest, the Company, through action directly initiated by the Company's Board of Directors or indirectly initiated by the Company's Board of Directors through judicial action or process, including any action by the shareholders of the Company's Common Stock, shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, take any of the following actions without first obtaining the affirmative written consent of 100% of the Series B holders:

(a) Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series B Preferred Stock;

(b) Effect an exchange, reclassification, or cancellation of all or a part of the Series B Preferred Stock, but excluding a stock split or reverse stock split of the Company's Common Stock or Preferred Stock;

(c) Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series B Preferred Stock;

(d) Alter or change the rights, preferences, or privileges of the shares of Series B Preferred Stock so as to affect adversely the shares of such series, including the rights set forth herein;

(e) Amend, alter, or repeal any provision of the Articles of Incorporation or Bylaws of the Company; or,

(f) Designate any new class of preferred stock, nor sell or issue in any way, shape or form, any additional shares of preferred stock other than shares in those classes of preferred stock already so designated as of the date hereof, including but not limited to, any shares of preferred stock which are, as of the date hereof authorized but of which no shares are issued or outstanding.

For clarification, issuances of additional authorized shares of Series B Preferred under the terms herein shall not require the authorization or approval of the existing shareholders of any other class of preferred Stock.

PROVIDED, HOWEVER, that the Company may, by any means authorized by law and without any vote of the holders of shares of the Series A and Series B Preferred Stock, make technical, corrective, administrative or similar changes that do not, individually or in the aggregate, adversely affect the rights or preferences of the Holders of shares of the Series A and Series B Preferred Stock. The Company may also designate and issue additional series of preferred stock from time to time in the sole discretion of the Company's Board of Directors, which such rights, privileges, preferences, and limitations shall be determined by the Company's Board of Directors in its sole discretion, and which designations and issuances shall not require the approval of the holders of the Series A and Series B Preferred Stock.

ARTICLE VI - NO FURTHER ASSESSMENTS

6.1 Further Assessments. The capital stock, after the amount of the subscription price determined by the Board of Directors has been paid in money, property, or services, as the Directors shall determine, shall be subject to no further assessment to pay the debts of the Corporation, and no stock issued as fully paid up shall ever be assessable or assessed, and these Articles of Incorporation shall not and cannot be amended, regardless of the vote therefore, so as to amend, modify or rescind this Article 6.

ARTICLE VII - NO PREEMPTIVE RIGHTS

7.1 Preemptive Rights. Except as otherwise set forth herein, none of the shares of the Corporation shall carry with them any preemptive right to acquire additional or other shares of the Corporation and no holder of any stock of the Corporation shall be entitled, as of right, to purchase or subscribe for any part of any unissued shares of stock of the Corporation or for any additional shares of stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options, or warrants to purchase or receive shares of stock or for any bonds, certificates of indebtedness, debentures, or other securities.

ARTICLE VIII - NO CUMULATIVE VOTING

8.1 Cumulative Voting. There shall be no cumulative voting of shares.

ARTICLE IX - ELECTION NOT TO BE GOVERNED BY PROVISIONS OF NRS 78.411 TO 78.444

9.1 NRS Election. The Corporation, pursuant to NRS 78.434, hereby elects not to be governed by the provisions of NRS 78.411 to 78.444, inclusive.

ARTICLE X - INDEMNIFICATION OF OFFICERS AND DIRECTORS

10.1 Indemnification of Officers and Directors. The Corporation shall indemnify its directors, officers, employees, fiduciaries, and agents to the fullest extent permitted under the Nevada Revised Statutes.

10.2 Indemnification Rights. Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person for whom he is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-Law, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

10.3 Changes to Indemnification Rights; Insurance. Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Nevada and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation as a director of officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

10.4 Exemption for Private Property. The private property of the Stockholders, Directors and Officers shall not be subject to the payment of corporate debts to any extent whatsoever.

10.5 No Personal Liability. No director, officer or shareholder shall have any personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this provision does not eliminate nor limit in any way the liability of a director or officer for:

(a) Acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law; or

(b) The payment of dividends in violation of Nevada Revised Statutes (N.R.S.) 78.300.

ARTICLE XI - AMENDMENT OF ARTICLES OF INCORPORATION

11.1 Amendments. The Articles of Incorporation of the Corporation may be amended from time to time by a majority vote of all shareholders voting by written ballot in person or by proxy held at any general or special meetings of shareholders upon lawful notice.

E. The foregoing Amended and Restated Articles of Incorporation have been duly approved by the Board of Directors in accordance with Section 78.207, Section 78.390, and Section 78.403 of the Nevada Revised Statutes.

F. The foregoing Amended and Restated Articles of Incorporation have been duly approved by the required written consent of Shareholders in accordance with Sections 78.209 and 78.390 of the NRS. The number of shares voting in favor of the Amended and Restated Articles of Incorporation were 3,525,000,000 shares, representing 65.56% of the issued and outstanding voting stock of the Corporation. The percentage of vote required was more than 50%.

The undersigned authorized officer of the Corporation has executed these Amended and Restated Articles of Incorporation, certifying that the facts herein stated are true, this 8th day of March 2023.

By: /s/ Charandeep Gopishetty
Charandeep Gopishetty, Secretary

Filed in the Office of Barbara K. Cegavske Secretary of State State Of Nevada	Business Number E0534042006-9 Filing Number 20211421005 Filed On 4/29/2021 9:28:00 AM Number of Pages 3

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☒ Reinstatement ☐ Revival

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: VIRATECH CORP. Entity or Nevada Business Identification Number (NVID): E0534042006-9
2. Registered Agent for Service of Process: (Check only one box)	☐ Commercial Registered Agent:(name only below) ☒ Noncommercial Registered Agent (name and address below) ☐ Office or Position with Entity (title and address below) FRED SCHIEMANN Name of Registered Agent OR Title of Office or Position with Entity 429 W. PLUMB LANE (Street Address) RENO (City) Nevada 89509 (Zip Code) Mailing Address (if different from street address) City Nevada Zip Code
2a. Certificate of Acceptance of Appointment of Registered Agent: (Include "Registered Agent Acceptance/ Statement of Change" form if needed for signature)	*I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.* X [signature] 3/11/2021 Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date
3. Date When Revival is to Commence:	Date when revival of charter is to commence or be effective, which may be before the date of the certificate: 07/31/2019
4. Duration of Revival: (A date is required for entities under NRS 88)	Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. Limited Partnership under NRS 88 must indicate a date. The corporation's existence shall be: PERPETUAL or PERPETUAL
5. Current List: Reinstatements: List of Officers, Managers, Managing Members, General Partners, Managing Partners,Trustee or Subscribers Revivals: List of Officers, Managers, Managing Members, General Partners, Managing Partners or Trustee	CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title: PRESIDENT HENRY CHANG MANAYAN (Name) UNITED STATES (Country) 18186 CHIEFTAIN COURT (Address) SAN DIEGO (City) CA (State) 92127 (Zip/Postal Code)
	CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title: SECRETARY HENRY CHANG MANAYAN (Name) UNITED STATES (Country) 18186 CHIEFTAIN COURT (Address) SAN DIEGO (City) CA (State) 92127 (Zip/Postal Code)
(Continued on next page)	CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title: TREASURER HENRY CHANG MANAYAN (Name) UNITED STATES (Country) 18186 CHIEFTAIN COURT (Address) SAN DIEGO (City) CA (State) 92127 (Zip/Postal Code)

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

5. Current List Continued:

CORPORATION, INDICATE THE DIRECTOR:

HENRY CHANG MANAYAN — Name
UNITED STATES — Country
18186 CHIEFTAIN COURT — Address
SAN DIEGO — City
CA — State
92127 — Zip/Postal Code

FOR CORPORATION SOLE, INDICATE THE SUBSCRIBER/SUCCESSOR:

Name
Country
Address
City
State Zip/Postal Code

6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)

☒ Revival pursuant to 78.730 or 81.010: (check one)

The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81

☒ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation.

☒ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2).

☐ Revival pursuant to 80:

The undersigned declare that the corporation desires to revive its qualification to do business and is, or has been, organized and carrying on the business authorized by its existing or original qualification and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 80.

☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the qualification.

☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued.

☐ Revival pursuant to 82:

The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 81 and 82.

This certificate must be executed by the President or Vice President **AND** Secretary or Assistant Secretary.

The undersigned declare that the execution and filing of this certificate has been approved unanimously by the last-appointed surviving directors of the corporation and the unanimous consent has been secured:

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

6. Statement of Fact Continued: (Revivals only, select one. Entities under NRS 84 cannot revive)	☐ Revival pursuant to 86.580: The undersigned declare that the limited-liability company desires to revive its charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 86. The undersigned declares that he has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of a majority of the members.
	☐ Revival pursuant to 86: The undersigned declare that the foreign limited-liability company desires to revive its registration and is, or has been, organized and carrying on the business authorized by its existing or original registration and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of NRS 86.5467. The undersigned declares that he/she has obtained approval by written consent of the majority in interest and that this consent was secured.
	☐ Revival pursuant to 87, 87A, 88 or 88A: The undersigned declare that the limited partnership, limited-liability partnership, limited-liability limited partnership or business trust desires to revive its certificate and is, or has been, organized and carrying on the business authorized by its existing or original certificate and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 87, 87A, 88 or 88A. The undersigned declares that he/she has been designated or appointed by the general partners, managing partners or trustees to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the general partners or managing partners holding at least a majority of the voting powers.
	☐ Revival pursuant to 89: The undersigned declare that the professional association desires to revive its articles of association and is, or has been, organized and carrying on the business authorized by its existing or original articles of association and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 89. The undersigned declares that he/she has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the holders of a membership interest in the professional association holding at least a majority of voting power.
7. Signatures: (Required)	**I declare under the penalty of perjury that the reinstatement/revival has been authorized by a court of competent jurisdiction or by the duly selected manager or managers of the entity or if the entity has no managers, its managing members.** **I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.** X [signature] President 3/11/202 Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer — Title — Date X Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer — Title — Date *FORM WILL BE RETURNED IF UNSIGNED.*

260203

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Reinstatement

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 88 AND 89)

Filed in the Office of	Business Number E0534042006-9
[signature]	Filing Number 20160218280-40
Secretary of State	Filed On 05/13/2016
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Reinstatement
(For Entities Governed by NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 88 and 89)

1. Name of Entity:

Viratech Corp.

2. Entity Number: E0534042006-9

3. Signature:

I declare under penalty of perjury that the reinstatement has been authorized by a court of competent jurisdiction or by the duly elected board of directors of the entity or if the entity has no board of directors, its equivalent of such board.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]

Signature of Officer or other Authorized Signature

5/13/2016

Date

This form must be accompanied by appropriate fees.

150101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0534042006-9
	Filing Number 20120566772-88
Secretary of State	Filed On 08/16/2012
State Of Nevada	Number of Pages 9

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:
VIRATECH CORP.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

The board of directors of the corporation hereby designates the sum of 7 million shares of Preferred Stock of the corporation, par value $0.0001, as Series B Convertible Preferred Stock, with the rights, duties and features in the attached Certificate of Designation of Series B Convertible Preferred Stock, attached hereto and incorporated herein by reference.

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATION
of
SERIES B CONVERTIBLE PREFERRED STOCK
of
VIRATECH, CORP.

Pursuant to Section 78.195 of the
Revised Statutes of the State of Nevada

VIRATECH, CORP., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), does hereby certify that, pursuant to the authority conferred on its board of directors (the "Board of Directors") by its articles of incorporation (the "Articles of Incorporation"), as amended, and in accordance with Section 78.195 of the Revised Statutes of the State of Nevada ("NRS"), the Board of Directors (or, as to certain matters allowed by law, a duly authorized committee thereof) adopted the following resolution establishing a series of 7,000,00 (Seven Million) shares of Preferred Stock of the Corporation designated as "Series B Convertible Preferred Stock."

RESOLVED, that pursuant to the authority conferred on the Board of Directors of this Corporation (the "Corporation") by the Articles of Incorporation, a series of Preferred Stock, $.0001 par value, of the Corporation be and hereby is established and created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such Series B and the qualifications, limitations and restrictions thereof are as follows:

CONVERTIBLE PREFERRED STOCK

1. Designation and Amount. There shall be a series of Preferred Stock designated as "Series B Convertible Preferred Stock," and the number of shares constituting such series shall be 7,000,000. Such series is referred to herein as the "Convertible Preferred Stock."

2. Stated Capital. The amount to be represented in stated capital at all times for each share of Convertible Preferred Stock shall be $.0001.

3. Rank. All shares of Convertible Preferred Stock all rank prior to all of the Corporation's Common Stock, par value $.0001 per share (the "Common Stock"), now or hereafter issued, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

4. Dividends. If any dividend or other distribution payable in cash, securities or other property. including a dividend payable in shares of Common Stock, is declared on the Common Stock, each holder of shares of Convertible Preferred Stock on the record date for such dividend or distribution shall be entitled to receive on the date of payment or distribution of such dividend or other distribution the same cash, securities or other property which such holder would have received on such record date if such holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Convertible Preferred Stock

then held by such holder are then convertible. No dividend or other distribution shall be declared or paid on the Common Stock unless an equivalent dividend or other distribution that satisfies this Section 4 is declared or paid on the Convertible Preferred Stock.

5. No Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of any series of preferred stock, having a priority on liquidation superior to that of the Convertible Preferred Stock, the holders of shares of Convertible Preferred Stock shall he entitled to participate with the Common Stock in all of the remaining assets of the Corporation available for distribution to its stockholders, ratably with the holders of Common Stock in proportion to the number of shares of Common Stock held by them, assuming for each holder of Convertible Preferred Stock on the record date for such distribution that each holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Convertible Preferred Stock then held by such holder are then convertible. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Section 5, shall not be deemed to be occasioned by or to include any merger of the Corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding, shares of one or more classes or series of the Corporation, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Corporation.

6. Voting Right. Except as otherwise required by law, each share of outstanding Series B Preferred Stock shall entitle the holder thereof to vote on each matter submitted to a vote of the stockholders of the Corporation and to have the number of votes equal to 1,000 times the number (including any fraction) of shares of Common Stock into which such share of Series B Preferred Stock is then convertible pursuant to the provisions hereof at the record date for the determination of shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective. Except as otherwise required by law or by this Certificate, the holders or shares of Common Stock and Series B Preferred Stock shall vote together and not as separate classes.

7. No Redemption. The shares of Convertible Preferred Stock are not redeemable.

8. Conversion Provisions.

(a) Conversion at Option of Holders. Provided that, and only to the extent that, the Corporation has a sufficient number of shares of authorized but unissued and unreserved Common Stock available to issue upon conversion, each share of Convertible Preferred Stock shall be convertible at the option of the holder thereof, at any time prior to the close of business on the date fixed by the Corporation for redemption or conversion of such share as herein provided, into fully paid and nonassessable shares of Common Stock and such other securities and property as hereinafter provided, initially at the rate of 50 shares of Common Stock for each full share of Convertible Preferred Stock.

For the purpose of this Certificate of Designation, the term "Common Stock" shall initially mean the class designated as Common Stock, par value $.0001 per share, of the Corporation as of August 22, 2011, subject to adjustment as hereinafter provided.

(b) Mandatory Conversion. Upon the occurrence of a Recapitalization Event, each outstanding share of Series B Preferred Stock shall automatically be converted, without cost, on the terms set forth in this Section into the number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio that is in effect at the time of conversion. A "Recapitalization Event" shall be deemed to occur upon either (i) effectiveness of a filing in the office of the Secretary of State of Nevada, or such other state in which the Corporation is legally domiciled, of an amendment to (or amendment and restatement of) the Articles of Incorporation or other charter document of the Corporation that increases the number of authorized shares of Common Stock to a sufficient number (after taking into account all shares reserved for issuance by the Board of Directors) so as to enable the conversion of all outstanding shares of Series B Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio then in effect, (ii) a change in the number of authorized shares of capital stock that the Corporation is authorized to issue by any means, including merger for the purpose of a change of corporate domicile, or (iii) the effective date of any other corporate action that enables the conversion of all outstanding shares of Series B Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio then in effect.

(c) Mechanics of Conversion,

(i) Optional Conversion. Any holder of shares of Convertible Preferred Stock desiring to convert. such shares into Common Stock shall surrender the certificate or certificates for such shares of Convertible Preferred Stock at the office of the transfer agent fur the Convertible Preferred Stock, which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by irrevocable written notice to the Corporation that the holder elects so to convert such shares of Convertible Preferred Stock and specifying the name or names (with address) in which a certificate or certificates for Common Stock are to be issued.

No adjustments in respect of any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Convertible Preferred Stock.

Any unpaid dividends on shares surrendered for conversion shall be paid upon the conversion of any shares of Convertible Preferred Stock by issuing additional shares of Stock with an aggregate value (as defined below) equal to all accrued and unpaid dividends on the shares of Convertible Preferred Stock converted.

The Corporation will, as soon as practicable after such deposit of certificates for Convertible Preferred Stock accompanied by the written notice and, compliance with any other conditions herein contained, deliver at the office of the transfer agent to the person for whose account such shares or Convertible Preferred Stock were so surrendered, or to his nominee or

nominees, certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid, together with a cash adjustment of any fraction of a share as hereinafter provided. Subject to the following provisions of this paragraph, such conversion shall he deemed to have been made as of the date of such surrender of the shares of Convertible Preferred Stock to be converted, and the person or person entitled to receive the Common Stock deliverable upon conversion of such Convertible Preferred Stock shall he treated for all purposes as the record holder or holders of such Common Stock on such date; provided, however, that the Corporation shall not be required to convert any shares of Convertible Preferred Stock while the stock transfer books of the Corporation are closed for any purpose, but the surrender of Convertible Preferred Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books as if the surrender had been made on the date of such reopening, and the conversion shall be at the conversion rate in effect on such date.

(ii) Mandatory Conversion. The Corporation shall give written notice to each holder of a share of Series B Preferred Stock within ten (10) days after the effectiveness of a Recapitalization Event. Following the conversion of such shares, each holder of shares so converted may surrender the certificate therefore at the office of the Corporation or any transfer agent for the Series B Preferred Stock. Upon such surrender, the Corporation shall issue and deliver to each holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall the next highest whole number of shares of Common Stock.

The conversion of shares of Series B Preferred Stock shall he effective simultaneously with the effectiveness of a Recapitalization Event, whether or not the certificates representing such shares of Series B Preferred Stock shall have been surrendered or new certificates representing the shares of Common Stock into which such shares have been converted shall have been issued and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Any dividends or distributions declared but unpaid on the Common Stock to which the Series B Preferred Stock is entitled pursuant to Section 6 above, shall be paid on the payment date thereof.

(d) Changes in Conversion Rate. The Corporation from time to time may increase the conversion rate by any amount for any period of time if the period is at least 20 days and if the increase is irrevocable during the period whenever the conversion rate is so increased, the Corporation shall mail to holders of record of the Convertible Preferred Stock a notice of the increase at least 15 days before the date the increased conversion rate takes effect, and such notice shall state the increased conversion rate and the period it will be in effect.

The Corporation may make such increases in the conversion rate, in addition to those required or allowed by this Section 8, as shall he determined by it, as evidenced by a resolution of the Board of Directors, to be advisable in order to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock or issuance of rights or

warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

9, Protective Provisions.

(a) Reservation of Shares; Transfer Taxes: Etc. The Corporation shall at all times serve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Convertible Preferred Stock, such number of shares of its Common Stock free of preemptive rights as shall from time to time be sufficient to effect the conversion of all shares of Convertible Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of Nevada, increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion fall the then outstanding shares of Convertible Preferred Stock,

If any shares of Common Stock required to be reserved for purposes of conversion of the Convertible Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be. If the Common Stock is listed on the New York Stock Exchange or any other national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the Convertible Preferred Stock.

The Corporation will pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Convertible Preferred Stock, The Corporation shall not, however, he required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that which the shares of Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

Prior Notice of Certain Events. In case:

(i) The Corporation shall (I) declare any dividend (or any other distribution I on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or non recurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of in excess of 10% of the than-outstanding shares of Common Stock; or

(ii) the Corporation shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares or stock of any class or if any other rights or warrants (other than any rights specified in paragraph (c)(i)(1)(B) of this Section RI; or

(iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or if any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation shall he required, or of the sale or transfer or all or substantially all of the assets of the Corporation or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; then the Corporation shall cause to be filed with the transfer agent for the Convertible Preferred Stock, and shall cause to be mailed to the holders of record of the Convertible Preferred Stock, at their last address as they shall appear upon the stock transfer hooks of the Corporation, at least 15 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption or granting of rights or warrants or, if a record is not to be taken, the date as a which the holders of Common Stock of record to be entitled to such dividend, distribution. redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

(c) Class Voting Rights. So long as the Convertible Preferred Stock is outstanding. the Corporation shall not, without the affirmative vote or consent of the holders of at least a majority of all outstanding Convertible Preferred Stock voting separately as a class, (i) Amend, alter or repeal (by merger or otherwise) any provision of the Articles of Incorporation or the By-Laws of the Corporation, as amended, so as adversely to affect the relative rights, preferences, qualifications, limitations or restrictions of the Convertible Preferred Stock, (ii) authorize or issue. or increase the authorized amount of, any additional class or series of stock, or any security convertible into stock of such class or series, ranking prior to the Convertible Preferred Stock in respect of the payment of dividends or upon liquidation, dissolution or winding up of the Corporation or (iii) effect any reclassification of the Convertible Preferred Stock. A class vote on the part of the Convertible Preferred Stock shall, without limitation, specifically not be deemed to be required (except as otherwise required by law or resolution of the Corporation's Board of Directors) in connection with; (a) the authorization, issuance or increase in the authorized amount of any shares of any other class or series of stock which ranks junior to, or on a parity with, the Convertible Preferred Stock in respect of the payment of dividends and distributions upon liquidation, dissolution or winding up of the Corporation; or (b) the authorization, issuance or increase in the amount of any bonds, mortgages, debentures or other obligations of the Corporation.

The affirmative vote or consent of the holders of a majority of the outstanding Convertible Preferred Stock, voting or consenting separately as a class, shall be required to (a) authorize any sale, lease or conveyance of all or substantially all of the assets of the Corporation.

or (b) approve any merger, consolidation or compulsory share exchange of the Corporation with or into any other person unless (i) the terms of such merger, consolidation or compulsory share exchange do not provide for a change in the terms of the Convertible Preferred Stock and (ii) the Convertible Preferred Stock is. after such merger, consolidation or compulsory share exchange on a parity with Or prior to any other class or series of capital stock authorized by the surviving corporation as to dividends and upon Liquidation, dissolution or winding up other than any class or series of stock of the Corporation prior to the Convertible Preferred Stock as may have been created with the affirmative vote or consent of the holders of at least 66-2/3% of the Convertible Preferred Stock (or other than a class or series into which such prior stock is converted as a result of such merger, consolidation or share exchange).

10. Outstanding Shares. For purposes of this Certificate of Designation, all shares of Convertible Preferred Stock shall be deemed outstanding except (i) from the date of surrender of certificates representing shares of Convertible Preferred Stock. all shares of Convertible Preferred Stock converted into Common Stock-, (ii) the effective date of a Recapitalization Event defined in Section 8(b), and (iii) from the date of registration of transfer, all shares of Convertible Preferred Stock held of record by the Corporation or any subsidiary of the Corporation.

11. Securities Not Registered Under the Securities Act of 1933. Neither the shares of Convertible Preferred Stock nor the Common Stock issuable upon conversion thereof has been registered under the Securities Act of 1933 or the laws of any state of the United States and may not be transferred without Ruth registration or an exemption from registration.

(a) Restrictive Legends. Each share of Convertible Preferred Stock and certificate for Common Stock issued upon the conversion of any shares of Convertible Preferred Stock, and each preferred stock certificate issued upon the transfer of any such shares of Convertible Preferred Stock or Common Stock (except as otherwise permitted by this Section 11), shall he stamped or otherwise imprinted with a legend in substantially the following form: "The securities represented hereby have not been registered under the Securities Act of 1933. Such securities may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

(b) Notice of Proposed Transfer; Opinions of Counsel. Except as provided in paragraph (c) of this Section I I, prior to any transfer of any such shares of Convertible Preferred Stock, or Common Stock, the holder thereof-will give written notice to the Corporation of such holder's intention to effect such transfer and to comply in all other respects with this Section II. Each such notice (A) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions referred to below, and (B) shall designate counsel for the holder giving such notice (who may he house counsel for such holder). The holder giving such

notice will submit a copy thereof to the counsel designated in such notice and the Corporation will promptly submit a copy thereof to its counsel, and the following provisions shall apply:

(i) If in the opinion of each such counsel the proposed transfer of such shares of Convertible Preferred Stock or Common Stock may be effected without registration under the Act, the Corporation will promptly notify the holder thereof and such holder shall thereupon be entitled to transfer such shares of Convertible Preferred Stock or Common Stock in accordance with the terms of the notice delivered by such holder to the Corporation. Each share of Convertible Preferred Stock or certificate, if any, issued upon or in connection with such transfer shall bear the appropriate restrictive legend set forth in paragraph (a) of-this Section II, unless in the opinion of each such counsel such legend is no longer required to insure compliance with the Act. If for any reason counsel for the Corporation (after having been furnished with the information required to be furnished by this paragraph (b)) shall fail to deliver an opinion of the Corporation, or the Corporation shall lad to notify such holder thereof as aforesaid, within 20 days alter counsel for such holder shall have delivered its opinion to such holder (with a copy to the Corporation), then for all purposes of this Certificate of Designation the opinion of counsel for the Corporation shall be deemed to be the same as the opinion of counsel for such holder.

(ii) If in the opinion of either or both of such counsel the proposed transfer of such shares of Convertible Preferred Stock or Common Stock may not be effected without registration under the Act, the Corporation will promptly so notify the holder thereof and thereafter such holder shall not be entitled to transfer such share of Convertible Preferred Stock or Common Stock until receipt of a further notice from the Corporation under subparagraph (i) above or, in the case of Common Stock, until registration of such Common stock under the Act has become effective.

12. Preemptive Rights. The Convertible Preferred is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

13. Severability of Provisions. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall he ineffective only the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0534042006-9
	Filing Number 20110592407-91
Secretary of State	Filed On 08/11/2011
State Of Nevada	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Imperia Entertainment, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 is hereby amended to read as follows: 1: The name of this corporation is Viratech Corp.

Item 3 of the Articles of Incorporation is hereby amended to read as follows. 3. This corporation is authorized to issue two classes of stocks: common and preferred. The total number of common shares, which this corporation is authorized to issue is 2,000,000,000 common shares, each with the par value of .0001 per share, and 20,000,000 shares of preferred stock, each with the par value of .0001 per share. Upon amendment of this Article 3, each outstanding one hundred (100) shares of common stock shall be converted into one (1) share of common stock. The Board of Directors is hereby authorized to fix or alter the voting rights, designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of any wholly unissued series of preferred stock, and the number of shares of such series, and to increase or decrease the number of shares of any such series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 57,000,000 common & 2,000 preferred

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 3-6-09

200201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0534042006-9
	Filing Number 20110592408-02
Secretary of State	Filed On 08/11/2011
State Of Nevada	Number of Pages 1

Name Consent or Release

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Name Consent (If name is *currently filed* in Nevada)

I, Kevin Buckman, hereby give consent
current holder of name

to Imperia Entertainment, Inc. to use the name
recipient of name consent

Virztech, Inc.
name being released for use by this recipient

Name Reservation Release (If name is *currently reserved* in Nevada)

I, ______, hereby give consent
current holder of reserved name

to ______ to use the name
person to whom reserved name is being released

______
reserved name being released

Signed: X ______ (document must be signed before a notary public)
signature of current holder of name

State of California

County of San Joaquin

MARY VILLARIN
Commission # 1812012
Notary Public - California
San Joaquin County
My Comm. Expires Sep 1, 2012

This document was acknowledged before me on August 9, 2011
date

By Kevin Buckman
name of person being notarized

Mary Villarin
signature of notary public

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number E0534042006-9
[signature]	Filing Number 20080306898-04
Secretary of State	Filed On 05/02/2008
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

IMPERIA ENTERTAINMENT, INC.

2. The articles have been amended as follows (provide article numbers, if available):

Article 3 is amended to read: "This corporation is authorized to issue two classes of stock; common and preferred. The total number of common shares which this corporation is authorized to issue is five hundred million (500,000,000) common shares, each with a par value of $.0001 per share. The number of Preferred shares which the corporation is authorized to issue is one million (1,000,000) each with $.0001 per share par value, which preferred stock may be issued in one or more series as may be determined from time to time by the Board of Directors, each of which series shall be distinctly designated. The Board of Directors is hereby authorized to fix or alter the voting rights, designations, powers, preferences, and relative and other special rights, and the qualifications, limitations and restrictions of any wholly unissued series of preferred stock, and the number of shares of such series, and to increase or decrease the number of shares of any such series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of that series. Upon amendment of this Article 3, each outstanding one hundred (100) shares of preferred stock shall be converted into one (1) share of preferred stock. Fractional shares shall be rounded up to the nearest whole number."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 200,000,000

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): X [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number E0534042006-9
	Filing Number 20080019850-53
Secretary of State	Filed On 01/10/2008
State Of Nevada	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

IMPERIA ENTERTAINMENT, INC.

2. The articles have been amended as follows (provide article numbers, if available):

Article 3 of the corporation's articles of incorporation is amended to read as follows: This corporation is authorized to issue two classes of stock; common and preferred, as follows: (a) Common Stock. The total number of shares of Common Stock which the corporation is authorized to issue is Five Hundred Million (500,000,000) shares, each with a par value $0.0001 per share. Upon amendment of this Article 3, each two thousand (2000) shares shall be converted to one (1) share. (b) Preferred Stock. The total number of Preferred shares which the corporation is authorized to issue is one million (1,000,000) each with a par value of $0.0001 per share, which preferred stock may be issued in one or more series as may be determined from time to time by the Board of Directors, each of which series shall be distinctly designated. The Board of Directors is hereby authorized to fix or alter the voting rights, designations, powers, preferences, and relative and other special rights, and the qualifications, limitations and restrictions of any wholly unissued series of preferred stock, and the number of shares of such series, and to increase or decrease the number of shares of any such series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of that series."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 1000000000

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): X

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number E0534042006-9
	Filing Number 20070476434-77
Secretary of State	Filed On 07/11/2007
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

IMPERIA ENTERTAINMENT, INC.

2. The articles have been amended as follows (provide article numbers, if available):

THIS ARTICLE 2 IS AMENDED TO READ:

THIS CORPORATION IS AUTHORIZED TO ISSUE 2 BILLION COMMON SHARES PAR VALUE .0001, AND 1 MILLION SHARES OF PREFERRED STOCK, WITH RIGHTS AND PREFERENCES TO BE DETERMINED BY THE BOARD OF DIRECTORS IN ITS DISCRETION. THE PREFERRED STOCK PAR VALUE IS .0001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature **(Required)**: X

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

02/21/2007 00:51 3102753105 KENNETH G EADE PAGE 04/04

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number E0534042006-9
[signature]	Filing Number 20070152627-42
Secretary of State	Filed On 03/05/2007
State Of Nevada	Number of Pages 1

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

IMPERIA ENTERTAINMENT, INC.

2. The articles have been amended as follows (provide article numbers, if available):

THIS ARTICLE 2 IS AMENDED TO READ:

THIS CORPORATION IS AUTHORIZED TO ISSUE 1 BILLION COMMON SHARES, PAR VALUE .0001, AND 1 MILLION SHARES OF PREFERRED STOCK, WITH RIGHTS AND PREFERENCES TO BE DETERMINED BY THE BOARD OF DIRECTORS IN ITS DISCRETION. Preferred stock PAR VALUE is .0001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 500,000,000

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Filed in the Office of	Business Number E0534042006-9
Dean Heller	Filing Number 20060648046-06
Secretary of State	Filed On 10/09/2006
State Of Nevada	Number of Pages 1

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Imperia Entertainment, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 3 is amended to read: 3: This corporation is authorized to issue two classes of stock; common and preferred. The total number of common shares which this corporation is authorized to issue is five hundred million (500,000,000) common shares, each with a par value of $.0001 per share. Upon amendment of this Article 3, each outstanding five hundred (500) shares of common stock shall be converted into one (1) share of common stock. The number of Preferred shares which the corporation is authorized to issue is ten million (10,000,000) each with $.0001 per share par value, which preferred stock may be issued in one or more series as may be determined from time to time by the Board of Directors, each of which series shall be distinctly designated. The Board of Directors is hereby authorized to fix or alter the voting rights, designations, powers, preferences, and relative and other special rights, and the qualifications, limitations and restrictions of any wholly unissued series of preferred stock, and the number of shares of such series, and to increase or decrease the number of shares of any such series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of that series."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 1,300,000,000

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required):

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number E0534042006-9
	Filing Number 20060552603-29
Secretary of State	Filed On 08/29/2006
State Of Nevada	Number of Pages 1

Certificate of Designation
(PURSUANT TO NRS 78.1955)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

IMPERIA ENTERTAINMENT, INC.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock:

Designation: The series of Preferred Stock shqll be designated 'Series A Convertible Preferred Stock."

Number of shares and par value: 2,000,000 (par value $0.0001)

Relative Seniority: With respect to distributions or payments in the event of any liquidation, dissolution or winding up of the corporation, pari passu with the Common Stock.

Voting Rights: Each share of Series A Preferred Stock shall be entitled to vote 100,000 Common Share votes for each 1 Preferred Share (including any fraction) which such share is then convertible.

Conversion: The holders of the Series A Preferred Stock shall have the option to convert into fully paid and non-assessable shares of Common Stock at the Conversion Ration of 1 Preferred Share to 100,000 Common Shares (subject to adjustment upon splits, reductions and other adjustments of the Common Stock.

3. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

4. Officer Signature: ______________________

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number E0534042006-9
Dean Heller	Filing Number 20060549297-34
Secretary of State	Filed On 08/28/2006
State Of Nevada	Number of Pages 9

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x11" blank sheet containing the required information for each additional entity.

IMPERIA ENTERTAINMENT, INC.
Name of merging entity

CALIFORNIA — Jurisdiction
CORPORATION — Entity type *

Name of merging entity

Jurisdiction
Entity type *

Name of merging entity

Jurisdiction
Entity type *

Name of merging entity

Jurisdiction
Entity type *

and,

IMPERIA ENTERTAINMENT, INC.
Name of surviving entity

NEVADA — Jurisdiction
CORPORATION — Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☒ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☐ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)**

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

IMPERIA ENTERTAINMENT, INC.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

IMPERIA ENTERTAINMENT, INC.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

[X] (a) The entire plan of merger is attached;

or,

[ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes affect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11 " blank sheet containing the required information for each additional entity.):

IMPERIA ENTERTAINMENT, INC.
Name of merging entity

Signature PRESIDENT **Title** **Date**

IMPERIA ENTERTAINMENT, INC.
Name of merging entity

Signature SECRETARY **Title** 9-24-06 **Date**

Name of merging entity

Signature **Title** **Date**

Name of merging entity

Signature **Title** **Date**

IMPERIA ENTERTAINMENT, INC.
Name of surviving entity

Signature PRESIDENT **Title** **Date**

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF APPROVAL
OF
AGREEMENT OF MERGER

James Hergott and Kenneth Eade certify that:

1. They are the President and the Secretary, respectively, of IMPERIA ENTERTAINMENT, INC., a California corporation (the "Corporation").

2. The Agreement of Merger in the form attached was duly approved by the board of directors and the shareholders of the Corporation.

3. There is only one class of shares of the Corporation, and the total number of shares outstanding is 1,990,000. The number of shares voted in favor of the Agreement of Merger equaled or exceeded the vote required. The percentage of shares required to approve the Agreement of Merger was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

DATE: August 23, 2006

James Hergott, President

________________, Secretary

AGREEMENT OF MERGER
OF IMPERIA ENTERTAINMENT, INC., A CALIFORNIA CORPORATION
INTO IMPERIA ENTERTAINMENT, INC., A NEVADA CORPORATION

This Agreement of Merger (this "Agreement") is entered into on August 15, 2006, between IMPERIA ENTERTAINMENT, INC., a Nevada corporation (the "Surviving Corporation"), and IMPERIA ENTERTAINMENT, INC., a California corporation (the "Merging Corporation").

1. The Merging Corporation shall be merged (the "Merger") into the Surviving Corporation. The effect of the Merger and the effective time of the Merger shall be as prescribed by law.

2. At the effective time, each outstanding share of capital stock of the Merging Corporation shall be converted into one share of common stock of the Surviving Corporation.

3. The Articles of Incorporation of the Surviving Corporation shall be the Articles of Incorporation of the Surviving Corporation.

IN WITNESS WHEREOF, the parties have executed this Agreement.

IMPERIA ENTERTAINMENT, INC., A CALIFORNIA CORPRORATION

By:____________________
Name: James Hergott, President

By:____________________
Name: Kenneth Eade
Its: Secretary

IMPERIA ENTERTAINMENT, INC., A NEVADA CORPORATION

By____________________
Name: James Hergott
Its: President

By:____________________
Name: Kenneth Eade
Its: Secretary

CERTIFICATE OF APPROVAL
OF
AGREEMENT OF MERGER

James Hergott and Kenneth Eade certify that:

1. They are the President and the Secretary, respectively, of IMPERIA ENTERTAINMENT, INC., a Nevada corporation (the "Corporation").

2. The Agreement of Merger in the form attached was duly approved by the board of directors and the shareholders of the Corporation.

3. There is only one class of shares of the Corporation, and the total number of shares outstanding is 2,000. The number of shares voted in favor of the Agreement of Merger equaled or exceeded the vote required. The percentage of shares required to approve the Agreement of Merger was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

DATE: August 23, 2006

James Hergott, President

Kenneth Eade, Secretary

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number E0534042006-9
Dean Heller	Filing Number 20060549167-60
Secretary of State	Filed On 08/28/2006
State Of Nevada	Number of Pages 1

Certificate of Amendment
(PURSUANT TO NRS 78.380)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

IMPERIA ENTERTAINMENT, INC.

2. The articles have been amended as follows (provide article numbers, if available):

Article 3 is amended to read: This corporation is authorized to issue two classes of stock; common and preferred. The total number of common shares which this corporation is authorized to issue is two billion shares, each with a par value of $.0001 per share. The number of preferred shares which this corporation is authorized ot issue is ten million, each with $.0001 per share, which preferred stock may be issued in one or more series as may be determined from time to time by the board of directors, each of which series shall be distinctly designated. The board of directors is hereby authorized to fix or alter the voting rights, designations, powers, preferences, and relative and other special rights, and the qualifications, limitations and restrictions of any series of preferred stock, and the number of shares of such series, and to increase or decrease the number of shares of any such series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of that series.

3. The undersigned declare that they constitute **at least two-thirds** of the incorporators [X], or of the board of directors [ ] (check one box only)

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures*:

Signature **Signature**

* If more than two signatures, attach an 8 1/2x 11 plain sheet with the additional signatures.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation

(PURSUANT TO NRS 78)

Filed in the Office of	Business Number E0534042006-9
Dean Heller	Filing Number 20060456216-92
Secretary of State	Filed On 07/18/2006
State Of Nevada	Number of Pages 1

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: IMPERIA ENTERTAINMENT, INC.

2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)

PAUL WILLSON
Name
918 EAST SAHARA — LAS VEGAS — Nevada 89104
Street Address — City — Zip Code
Optional Mailing Address — City — State — Zip Code

3. Shares: (number of shares corporation authorized to issue)

Number of shares with par value: 500,000 Par value: $ .0001 Number of shares without par value: -0-

4. Names & Addresses, of Board of Directors/Trustees: (attach additional page if there is more than 3 directors/trustees)

1. KENNETH G. EADE
Name
190 N. CANON DR #420, Beverly Hills CA 90210
Street Address — City — State — Zip Code

2.
Name
Street Address — City — State — Zip Code

3.
Name
Street Address — City — State — Zip Code

5. Purpose: (optional-see instructions)

The purpose of this Corporation shall be:
ANY LAWFUL PURPOSE

6. Names, Address and Signature of Incorporator. (attach additional page if there is more than 1 incorporator)

JEFFREY VOLPE
Name
Signature
190 NORTH CANON DRIVE, SUITE 420 — BEVERLY HILLS — CA 90210
Address — City — State — Zip Code

7. Certificate of Acceptance of Appointment of Resident Agent:

I hereby accept appointment as Resident Agent for the above named corporation.

Paul Willson
Authorized Signature of R. A. or On Behalf of R. A. Company

JULY 18, 2006
Date

This form must be accompanied by appropriate fees.

CERTIFICATE OF AMENDMENT TO
ARTICLES OF INCORPORATION OF
ACQUISITION SOLUTIONS, LTD.
A California corporation

The undersigned hereby certifies as follows:

ONE: That they are the President and Secretary, respectively, of ACQUISITION SOLUTIONS, LTD., a California corporation.

TWO: That, at a meeting of the Shareholders and the Board of Directors on December1, 2000, the Corporation amended its articles of incorporation by adopting the following resolution:

RESOLVED, that the Corporation amend its Articles of Incorporation, Article FIRST and FIFTH, as follows:

"FIRST: The name of this corporation is:

MC SMOOTHIE'S, INC.

"FIFTH: This corporation is authorized to issue only one class of shares of stock, all common, par value $.001 per share, and the total number of shares which this corporation is authorized to issue is 100 million (100,000,000).

THREE: This amendment was approved by the required vote of shareholders in accordance with the corporations law of the state of California. The total number of outstanding shares entitled to vote for the amendment is: One Million (1,000,000) shares. The number of shares voting for the amendment equaled or exceeded the vote required, that being fifty (50%) percent. The amendment was approved by a vote of One Million (1,000,000) shares, equaling 100% of all shares entitled to vote.

Dated: Dec.1, 2000

Gotova
NINA GOTOVA, PRESIDENT

mailed 12-8-00

Dated: Dec.1, 2000

AGATA GOTOVA, SECRETARY

We, the undersigned, hereby declare, under penalty of perjury, in accordance with the laws of the State of California, that we are the President and Secretary of the above-referenced corporation, that we executed the above-referenced Certificate of Amendment to Articles of Incorporation, that we have personal knowledge of the information contained therein, and that the information contained therein is true and correct

NINA GOTOVA, President

AGATA GOTOVA, Secretary

CERTIFICATE OF AMENDMENT
TO ARTICLES OF INCORPORATION OF
MC SMOOTHIE'S, INC.
A California Corporation

ENDORSED - FILED
in the office of the Secretary of State
of the State of California

MAY 31 2002

BILL JONES, Secretary of State

The undersigned hereby certifies as follows:

ONE: That they are the President and Secretary, respectively, of MCSMOOTHIE'S, INC., a California corporation.

TWO: That, at a meeting of the board of directors on May 14, 2002, as authorized by its shareholders, the Corporation approved the amendment of its articles of incorporation by adopting the following resolution:

RESOLVED, that Article FIRST of the Articles of Incorporation are amended to read as follows:

"The name of this corporation is: "AMERI-DREAM ENTERTAINMENT, INC."

FURTHER RESOLVED, that Article FIFTH of the Articles of Incorporation is hereby amended to read as follows:

This corporation is authorized to issue two classes of stock; common and preferred. The total number of common shares which this corporation is authorized to issue is five hundred million (500,000,000) common shares, each with a par value of $.001 per share. Upon amendment of this Article Fifth, each outstanding share of common stock shall be converted into 5 shares of common stock.

The number of Preferred shares which the corporation is authorized to issue is twenty million (20,000,000) each with $.001 per share par value, which preferred stock may be issued in one or more series as may be determined from time to time by the Board of Directors, each of which series shall be distinctly designated. The Board of Directors is hereby authorized to fix or alter the voting rights, designations, powers, preferences, and relative and other special rights, and the qualifications, limitations and restrictions of any wholly unissued series of preferred

stock, and the number of shares of such series, and to increase or decrease the number of shares of any such series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of that series.

THREE: This amendment was approved by the required vote of shareholders in accedence with the corporations law of the state of California. The total amount of outstanding shares is Two Million Ninety One Thousand Four Hundred Forty (2,091,440). The total number of outstanding shares entitled to vote for the amendment is: Two Million Ninety One Thousand Four Hundred Forty (2,091,440). The number of shares voting for the amendment equaled or exceeded the vote required; that being over fifty percent (50%). The number of shares voting for the amendment was One Million Nine Hundred Fifty Thousand (1,950,000 shares, equaling 93.24% of all shares entitled to vote.

Dated: May 14, 2002

LANG ELLIOTT, PRESIDENT

Dated: May 14, 2002

HUGH KELLEY, SECRETARY

We, the undersigned, hereby declare, under penalty of perjury, in accordance with the laws of the State of California, that we are the President and Secretary of the above-referenced corporation, that we executed the above-referenced Certificate of Amendment to Articles of Incorporation, that we have personal knowledge of the information contained therein, and that the information contained therein is true and correct.

Dated: May 14, 2002

LANG ELLIOTT, PRESIDENT

Dated: May 14, 2002

HUGH KELLEY, SECRETARY

A0603008

CERTIFICATE OF AMENDMENT TO
ARTICLES OF INCORPORATION OF
AMERI-DREAM ENTERTAINMENT, INC.
A California corporation

ENDORSED - FILED
In the office of the Secretary of State of the State of California

OCT 2 0 2003

KEVIN SHELLEY
Secretary of State

The undersigned hereby certifies as follows:

ONE: That they are the President and Secretary, respectively, of Ameri-Dream Entertainment, Inc., a California corporation.

TWO: That, at a meeting of the Board of Directors on April 21, 2003, as authorized by its shareholders, the board of directors approved the amendment of its articles of incorporation by adopting the following resolution:

RESOLVED, that Article First of the Articles of Incorporation are hereby amended to read as follows:

"FIRST: The name of this corporation is: SOLEIL FILM AND TELEVISION, INC."

THREE: This amendment was approved by the required vote of shareholders in accordance with the corporations law of the state of California. The total amount of outstanding shares is Twenty Eight Million Eight Hundred Twenty-One Thousand Eight Hundred (28,821,800). The total number of outstanding shares entitled to vote for the amendment is: Twenty Eight Million Eight Hundred Twenty One Thousand Eight Hundred (28,821,800). The number of shares voting for the amendment equaled or exceeded the vote required; that being over fifty percent (50%). The number of shares voting for the amendment was Sixteen Million Six Hundred Eleven Thousand (16,611,000) shares, equaling 57.63% of all shares entitled to vote. No shares of preferred stock have ever been issued.

Dated: September 3, 2003

NINA GOTOVA, PRESIDENT

Dated: September 3, 2003

NINA GOTOVA , SECRETARY

We, the undersigned, hereby declare, under penalty of perjury, in accordance with the laws of the State of California, that we are the President and Secretary of the above-referenced corporation, that we executed the above-referenced Certificate of Amendment to Articles of Incorporation, that we have personal knowledge of the information contained therein, and that the information contained therein is true and correct.

Dated: September 3, 2003

NINA GOTOVA, PRESIDENT

Dated: September 3, 2003

NINA GOTOVA , SECRETARY

ENDORSED - FILED
in the office of the Secretary of State
of the State of California

JUL - 2 2004

KEVIN SHELLEY
Secretary of State

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION OF SOLEIL FILM AND TELEVISION

A California corporation

The undersigned hereby certifies as follows:

ONE: That they are the President and Secretary, respectively, of SOLEIL FILM AND TELEVISION, INC., a California corporation.

TWO: That, at a meeting of the Board of Directors on April 21, 2003, as authorized by its shareholders, the Corporation approved the amendment of its articles of incorporation by adopting the following resolution:

RESOLVED, that Article First and Fifth of the Articles of Incorporation are hereby amended to read as follows:

"FIRST: The name of this corporation is: SOLEIL FILM, INC."

"FIFTH: This corporation is authorized to issue two classes of stock; common and preferred. The total number of common shares which this corporation is authorized to issue is two billion (2,000,000,000) common shares, each with a par value of $.001 per share. Upon amendment of this Article Fifth, each outstanding thirty (30) shares of common stock shall be converted into one (1) share of common stock. The number of Preferred shares which the corporation is authorized to issue is twenty million (20,000,000) each with $.001 per share par value, which preferred stock may be issued in one or more series as may be determined from time to time by the Board of Directors, each of which series shall be distinctly designated. The Board of Directors is hereby authorized to fix or alter the voting rights, designations, powers, preferences, and relative and other special rights, and the qualifications, limitations and restrictions of any wholly unissued series of preferred stock, and the number of shares of such series, and to increase or decrease the

number of shares of any such series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of that series."

THREE: This amendment was approved by the required vote of shareholders in accordance with the corporations law of the state of California. The total amount of outstanding shares is Fifty Five Million Two Hundred Fifty Five Thousand (55,255,000). The total number of outstanding shares entitled to vote for the amendment is: Fifty Five Million Two Hundred Fifty Five Thousand (55,255,000). The number of shares voting for the amendment equaled or exceeded the vote required; that being over fifty percent (50%). The number of shares voting for the amendment was Thirty Eight Million Four Hundred Twenty Five Thousand (38,425,000) shares, equaling 69.5% of all shares entitled to vote.

Dated: June 29, 2004

KENNETH EADE, PRESIDENT

Dated: June 29, 2004

KENNETH EADE, SECRETARY

I, the undersigned, hereby declare, under penalty of perjury, in accordance with the laws of the State of California, that I am the President and Secretary of the above-referenced corporation, that we executed the above-referenced Certificate of Amendment to Articles of Incorporation, that we have personal knowledge of the information contained therein, and that the information contained therein is true and correct

Dated: June 29, 2004

KENNETH EADE, PRESIDENT

Dated: June 29, 2004

KENNETH EADE, SECRETARY

A0631376

ENDORSED - FILED
In the office of the Secretary of State
of the State of California

JUL 2 6 2005

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION OF SOLEIL FILM, INC.

A California corporation

The undersigned hereby certifies as follows:

ONE: That they are the President and Secretary, respectively, of SOLEIL FILM, INC., a California corporation.

TWO: That, at a meeting of the Board of Directors on July 18, 2005, as authorized by its shareholders, the Corporation approved the amendment of its articles of incorporation by adopting the following resolution:

RESOLVED, that Article First of the Articles of Incorporation are hereby amended to read as follows:

"FIRST: The name of this corporation is: "IMPERIA ~~[illegible]~~ Entertainment, Inc.

THREE: This amendment was approved by the required vote of shareholders in accordance with the corporations law of the state of California. The total amount of outstanding shares is Fifty One Million Two Hundred Ninety Seven Thousand Six Hundred Fifty Three (51,297,653) shares. The total number of outstanding shares entitled to vote for the amendment is: Fifty One Million Two Hundred Ninety Seven Thousand Six Hundred Fifty Three (51,297,653) shares. The number of shares voting for the amendment equaled or exceeded the vote required; that being over fifty percent (50%).

///

///

///

The number of shares voting for the amendment was Thirty Million Five Hundred Thousand (30,500,000) shares, equaling 59% of all shares entitled to vote.

Dated: July 18, 2005

Kenneth G. Eade
KENNETH EADE, PRESIDENT

Dated: July 18, 2005

Kenneth G. Eade
KENNETH EADE, SECRETARY

I, the undersigned, hereby declare, under penalty of perjury, in accordance with the laws of the State of California, that I am the President and Secretary of the above-referenced corporation, that we executed the above-referenced Certificate of Amendment to Articles of Incorporation, that we have personal knowledge of the information contained therein, and that the information contained therein is true and correct

Dated: July 18, 2005

Kenneth G. Eade
KENNETH EADE, PRESIDENT

Dated: July 18, 2005

Kenneth G. Eade
KENNETH EADE, SECRETARY

A0631376

State of California
Secretary of State

I, BRUCE McPHERSON, Secretary of State of the State of California, hereby certify:

That the attached transcript of 2 page(s) has been compared with the record on file in this office, of which it purports to be a copy, and that it is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this day of

JUL 2 6 2005

BRUCE McPHERSON
Secretary of State

Sec/State Form CE-107 (REV 03/31/05)

07/18/2006 03:13 3102753105 KENNETH G EADE PAGE 02/03

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity # E0534042006-9
Document Number: 20060456216-92
Date Filed: 7/18/2006 3:20:57 AM
In the office of
Dean Heller
Secretary of State

Articles of Incorporation

(PURSUANT TO NRS 78)

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	IMPERIA ENTERTAINMENT, INC.
2. Resident Agent Name and Street Address: [illegible]	PAUL WILLSON Name 918 EAST SAHARA, LAS VEGAS, Nevada 89104 Street Address, City, Zip Code Optional Mailing Address, City, State, Zip Code
3. Shares: [illegible]	Number of shares with par value: 100,000 Par value: $ .0001 Number of shares without par value: -0-
4. Names & Addresses of Board of Directors/Trustees: [illegible]	1. KENNETH G. EADE Name 190 N. CANON DR #420, Beverly Hills, CA 90210 Street Address, City, State, Zip Code 2. Name Street Address, City, State, Zip Code 3. Name Street Address, City, State, Zip Code
4. Purpose: [illegible]	The purpose of this Corporation shall be: ANY LAWFUL PURPOSE
5. Names, Address and Signature of Incorporator: [illegible]	JEFFREY VOLPE Name Signature 190 NORTH CANON DRIVE, SUITE 420, BEVERLY HILLS, CA 90210 Address, City, State, Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. Paul Willson Authorized Signature of R. A. or On Behalf of R. A. Company JULY 18, 2006 Date

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity #
E0534042006-9
Document Number:
20060552603-29

Date Filed:
8/29/2006 12:46:41 PM
In the office of

Dean Heller
Secretary of State

Certificate of Designation
(PURSUANT TO NRS 78.1955)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

IMPERIA ENTERTAINMENT, INC.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock:

Designation: The series of Preferred Stock shqll be designated "Series A Convertible Preferred Stock."

Number of shares and par value: 2,000,000 (par value $0.0001)

Relative Seniority: With respect to distributions or payments in the event of any liquidation, dissolution or winding up of the corporation, pari passu with the Common Stock.

Voting Rights: Each share of Series A Preferred Stock shall be entitled to vote 100,000 Common Share votes for each 1 Preferred Share (including any fraction) which such share is then convertible.

Conversion: The holders of the Series A Preferred Stock shall have the option to convert into fully paid and non-assessable shares of Common Stock at the Conversion Ration of 1 Preferred Share to 100,000 Common Shares (subject to adjustment upon splits, reductions and other adjustments of the Common Stock.

3. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

4. Officer Signature:

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity #
E0534042006-9
Document Number:
20060549297-34

Date Filed:
8/28/2006 2:21:52 PM
In the office of

Dean Heller
Secretary of State

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 1

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x11" blank sheet containing the required information for each additional entity.

IMPERIA ENTERTAINMENT, INC.
Name of merging entity

CALIFORNIA	CORPORATION
Jurisdiction	**Entity type ***

Name of merging entity

Jurisdiction	**Entity type ***

Name of merging entity

Jurisdiction	**Entity type ***

Name of merging entity

Jurisdiction	**Entity type ***

and,

IMPERIA ENTERTAINMENT, INC.
Name of surviving entity

NEVADA	CORPORATION
Jurisdiction	**Entity type ***

*** Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.**

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

(5)

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) (Choose one)

☒ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☐ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)**

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) ***(If there are more than four merging entities, check box*** ☐ ***and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):***

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

6

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

IMPERIA ENTERTAINMENT, INC.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

IMPERIA ENTERTAINMENT, INC.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

8

02/21/2007 00:51 3102753105 KENNETH G EADE PAGE 04/04

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
(signature)	20070152627-42
Ross Miller	Filing Date and Time
Secretary of State	03/05/2007 12:00 PM
State of Nevada	Entity Number
	E0534042006-9

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

IMPERIA ENTERTAINMENT, INC.

2. The articles have been amended as follows (provide article numbers, if available):

THIS ARTICLE 2 IS AMENDED TO READ:

THIS CORPORATION IS AUTHORIZED TO ISSUE 1 BILLION COMMON SHARES, PAR VALUE .0001, AND 1 MILLION SHARES OF PREFERRED STOCK, WITH RIGHTS AND PREFERENCES TO BE DETERMINED BY THE BOARD OF DIRECTORS IN ITS DISCRETION. Preferred stock PAR VALUE is .0001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 500,000,000

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): (signature)

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity #
E0534042006-9
Document Number:
20060549167-60

Date Filed:
8/28/2006 12:48:38 PM
In the office of

Dean Heller
Secretary of State

Certificate of Amendment

(PURSUANT TO NRS 78.380)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

IMPERIA ENTERTAINMENT, INC.

2. The articles have been amended as follows (provide article numbers, if available):

Article 3 is amended to read: This corporation is authorized to issue two classes of stock; common and preferred. The total number of common shares which this corporation is authorized to issue is two billion shares, each with a par value of $.0001 per share. The number of preferred shares which this corporation is authorized ot issue is ten million, each with $.0001 per share, which preferred stock may be issued in one or more series as may be determined from time to time by the board of directors, each of which series shall be distinctly designated. The board of directors is hereby authorized to fix or alter the voting rights, designations, powers, preferences, and relative and other special rights, and the qualifications, limitations and restrictions of any series of preferred stock, and the number of shares of such series, and to increase or decrease the number of shares of any such series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of that series.

3. The undersigned declare that they constitute at least two-thirds of the incorporators [X], or of the board of directors [ ] (check one box only)

4. Effective date of filing (optional): ______ (must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures*:

Signature | Signature

* If more than two signatures, attach an 8 1/2x 11 plain sheet with the additional signatures.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AGREEMENT OF MERGER
OF IMPERIA ENTERTAINMENT, INC., A CALIFORNIA CORPORATION
INTO IMPERIA ENTERTAINMENT, INC., A NEVADA CORPORATION

This Agreement of Merger (this "Agreement") is entered into on August 15, 2006, between IMPERIA ENTERTAINMENT, INC., a Nevada corporation (the "Surviving Corporation"), and IMPERIA ENTERTAINMENT, INC., a California corporation (the "Merging Corporation").

1. The Merging Corporation shall be merged (the "Merger") into the Surviving Corporation. The effect of the Merger and the effective time of the Merger shall be as prescribed by law.

2. At the effective time, each outstanding share of capital stock of the Merging Corporation shall be converted into one share of common stock of the Surviving Corporation.

3. The Articles of Incorporation of the Surviving Corporation shall be the Articles of Incorporation of the Surviving Corporation.

IN WITNESS WHEREOF, the parties have executed this Agreement.

IMPERIA ENTERTAINMENT, INC., A CALIFORNIA CORPRORATION

By: ______________________
Name: James Hergott, President

By: ______________________
Name: Kenneth Eade
Its: Secretary

IMPERIA ENTERTAINMENT, INC., A NEVADA CORPORATION

By ______________________
Name: James Hergott
Its: President

By: ______________________
Name: Kenneth Eade
Its: Secretary

CERTIFICATE OF APPROVAL
OF
AGREEMENT OF MERGER

James Hergott and Kenneth Eade certify that:

1. They are the President and the Secretary, respectively, of IMPERIA ENTERTAINMENT, INC., a California corporation (the "Corporation").

2. The Agreement of Merger in the form attached was duly approved by the board of directors and the shareholders of the Corporation.

3. There are two classes of shares of the Corporation outstanding, preferred and common, and the total number of shares outstanding is 1,000,000 preferred and 1,990,000,000 common. The number of shares voted in favor of the Agreement of Merger equaled or exceeded the vote required. The percentage of shares required to approve the Agreement of Merger was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

DATE: August 15, 2006

James Hergott, President

Kenneth Eade, Secretary

CERTIFICATE OF APPROVAL
OF
AGREEMENT OF MERGER

James Hergott and Kenneth Eade certify that:

1. They are the President and the Secretary, respectively, of IMPERIA ENTERTAINMENT, INC., a Nevada corporation (the "Corporation").

2. The Agreement of Merger in the form attached was duly approved by the board of directors and the shareholders of the Corporation.

3. There is only one class of shares of the Corporation, and the total number of shares outstanding is 2,000. The number of shares voted in favor of the Agreement of Merger equaled or exceeded the vote required. The percentage of shares required to approve the Agreement of Merger was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

DATE: August __, 2006

James Hergott, President

Kenneth Eade, Secretary

02206/0002 125108.1

(3)

CERTIFICATE OF APPROVAL
OF
AGREEMENT OF MERGER

James Hergott and Kenneth Eade certify that:

1. They are the President and the Secretary, respectively, of IMPERIA ENTERTAINMENT, INC., a California corporation (the "Corporation").

2. The Agreement of Merger in the form attached was duly approved by the board of directors and the shareholders of the Corporation.

3. There is only one class of shares of the Corporation, and the total number of shares outstanding is 1,990,000. The number of shares voted in favor of the Agreement of Merger equaled or exceeded the vote required. The percentage of shares required to approve the Agreement of Merger was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

DATE: August 23, 2006

James Hergott, President

________________, Secretary

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **IMPERIA ENTERTAINMENT, INC.**, did on July 18, 2006, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on July 19, 2006.

DEAN HELLER
Secretary of State

By

Certification Clerk